Exhibit 10.1

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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PHASE IB/II COMBINATION STUDY AGREEMENT

BETWEEN

GENENTECH, INC.

AND

CORVUS PHARMACEUTICALS, INC.

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1.39	“GMP”	5
1.40	“GMP Audit”	5
1.41	“HIPAA”	5
1.42	“IND”	5
1.43	“Inspection”	5
1.44	“Investigator”	5
1.45	“IRB”	6
1.46	“JDC Chair”	6
1.47	“JDC Co-Leader”	6
1.48	“Joint Development Committee”	6
1.49	“Joint Patent”	6
1.50	“Know-How”	6
1.51	“Letter of Cross-Reference”	6
1.52	“MAA”	6
1.53	“Manufacture and Supply”	6
1.54	“Manufacturing Facilities and Records”	6
1.55	“Material Regulatory Notice”	7
1.56	“Other Invention”	7
1.57	“Participating Site”	7
1.58	“Party” or “Parties”	7
1.59	“Patents”	7
1.60	“PD-L1/PD-1 Antagonist”	7
1.61	“PD-L1/PD-1 Competitive Program”	7
1.62	“Pharmacovigilance Agreement”	7
1.63	“Phase I/Ib Agreement”	7
1.64	“Project Participant Agreement”	7
1.65	“Project Participants”	7
1.66	“Prosecution and Maintenance”	7
1.67	“Publishing Party”	7
1.68	“Quality Agreement”	7
1.69	“Regulatory Authority”	7
1.70	“Regulatory Documentation”	7
1.71	“Reviewing Party”	8
1.72	“Roche Group”	8
1.73	“Rules”	8
1.74	“Sample Analyses”	8
1.75	“Sample Analyses Plan”	8
1.76	“Sample Data”	8
1.77	“Samples”	8
1.78	“Specifications”	8
1.79	“Sponsor”	8
1.80	“Study”	8
1.81	“Study Completion”	8

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1.82	“Study Data”	8
1.83	“Subinvestigator”	8
1.84	“Subject”	9
1.85	“Subject Injury Claim”	9
1.86	“Term”	9
1.87	“Third Party”	9

Article 2 Conduct of the Study		9

2.1	Overview	9
2.2	Genentech	9
2.3	Collaboration IND; Investigator’s Brochure	9
2.4	Genentech Protocol	9
2.5	Enrollment	10
2.6	Agreements With Project Participants	10
2.7	Regulatory Matters	11
2.8	Safety Reporting	12
2.9	Documentation, Updates and Final Study Report	12
2.10	Corvus Study Responsibilities	13
2.11	Costs	13

Article 3 Governance		14

3.1	Joint Development Committee	14
3.2	Data Review Committee	16

Article 4 Supply of Study Drugs		16

4.1	Genentech Compound	16
4.2	Corvus Compound	16
4.3	Insufficient Quantities	18
4.4	GMP Audit; Quality Agreement; Inspections	18
4.5	Mutual Obligations	19

Article 5 Study Data; Control Arm Data; Sample Analyses and Sample Data		19

5.1	Study Data	19
5.2	Sample Analyses and Sample Data	19
5.3	[Reserved.]	20

Article 6 Collaboration Inventions and Licenses		20

6.1	Collaboration Inventions	20
6.2	Use of Jointly Owned Inventions	21
6.3	Licenses	22
6.4	Patent Prosecution and Maintenance	22
6.5	Patent Enforcement and Defense	24

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Article 7 Confidentiality		25

7.1	Disclosure and Use of Confidential Information	25
7.2	Authorized Disclosures	25
7.3	Continuing Obligation	27
7.4	Prior Agreements	27

Article 8 Public Disclosures; Use of Names		27

8.1	Clinical Trials Registries	27
8.2	Publications and Presentations	27
8.3	Press Releases and Other Public Disclosures	28
8.4	Use of Names	29

Article 9 Human Subjects		29

9.1	Informed Consent	29
9.2	IRB Approval	29
9.3	Patient Privacy and Data Protection	29

Article 10 Subcontracting; Records		29

10.1	Subcontracting	29
10.2	Records	29

Article 11 Compliance With Laws		30

11.1	Compliance With Laws and Policies	30
11.2	Debarment	30

Article 12 Term; Termination		30

12.1	Term	30
12.2	Termination for Material Breach	30
12.3	Termination for Study-Related Reasons	31
12.4	Termination for Discontinued Development	31
12.5	Termination for Corvus’s Failure of GMP Audit	31
12.6	Effects of Termination or Expiration	32

Article 13 Representations and Warranties		33

13.1	Mutual Representations and Warranties	33
13.2	Disclaimers	33

Article 14 Indemnification; Subject Injury Claims; Limitation on Liability; Insurance		33

14.1	Indemnification	33
14.2	Subject Injury Claims	35
14.3	Limitation on Liability	36
14.4	Insurance	36

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Article 15 Dispute Resolution		37

15.1	Internal Resolution	37
15.2	Arbitration	37
15.3	Subject Matter Exclusions	37
15.4	Continued Performance	38

Article 16 Miscellaneous		38

16.1	Prior Agreement	38
16.2	Notices	38
16.3	Governing Law	39
16.4	Actions of Affiliates	39
16.5	Assignment	39
16.6	Force Majeure	40
16.7	Relationship of the Parties	40
16.8	Amendment; Waiver	40
16.9	Construction; Captions	40
16.10	Severability	41
16.11	Entire Agreement	41
16.12	Counterparts; Facsimiles	41

Exhibits

Exhibit A	Sample Analyses Plan
B	Compound Supply Plan
C	Budget

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PHASE IB/II COMBINATION STUDY AGREEMENT

THIS PHASE IB/II COMBINATION STUDY AGREEMENT (“Agreement”) is made and entered into, effective as of May 1, 2017 (“Effective Date”), by and between Genentech, Inc., a Delaware corporation, having a principal place of business at 1 DNA Way, South San Francisco, California 94080 (“Genentech”) and Corvus Pharmaceuticals, Inc., a Delaware corporation, having a principal place of business at 863 Mitten Road, Suite 102, Burlingame, CA 94010 (“Corvus”).  Genentech and Corvus are each referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

A.                                    Genentech is developing the Genentech Compound (defined below) for the treatment of certain tumor types.

B.                                    Corvus is developing the Corvus Compound (defined below) for the treatment of certain tumor types.

C.                                    Genentech wishes to conduct a Phase Ib/II clinical study in evaluating the safety, tolerability and efficacy of the Genentech Compound and the Corvus Compound, which will be dosed in combination, in patients with locally advanced unresectable or metastatic non-small cell lung cancer patients.

D.                                    Genentech and Corvus, consistent with the terms of this Agreement, desire to collaborate as more fully described herein, including by providing the Genentech Compound and the Corvus Compound for the Study (defined below).

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Genentech and Corvus agree as follows:

Article 1
Definitions

Capitalized terms used in this Agreement shall have the meanings set forth below, unless otherwise specifically indicated.

1.1                               “Adenosine A2A Competitive Program” means any program to [***]

1.2                               “Adenosine A2A Product” means any product containing a molecule that [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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1.3                               “Affiliate” of a Party means any corporation or other business entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with such Party.  For purposes of this definition, the term “control” (including, the correlative meanings, “controlled by” and “under common control with”) means (a) the direct or indirect ownership of more than fifty percent (50%) of the stock having the right to vote for directors thereof (or general partnership interests) or (b) the ability to otherwise control the decisions of the board of directors or equivalent governing body thereof.  Notwithstanding the foregoing, for purposes of this Agreement, Chugai Pharmaceutical Co., Ltd (for purposes of this definition, “Chugai”) and Foundation Medicine, Inc. (for purposes of this definition, “FMI”), and all business entities controlled by Chugai or FMI, shall not be considered Genentech’s Affiliates, unless and until Genentech elects to include one or more of such business entities as its Affiliate, by providing written notice to Corvus of such election.

1.4                               “Agreement” is defined in the recital.

1.5                               “Ancillary Agreements” means the Quality Agreement and the Pharmacovigilance Agreement.

1.6                               “Applicable Law” means all (a) federal, state, local, national and regional statutes, laws, rules, regulations and directives applicable to a particular activity under this Agreement (including the performance of clinical trials and medical treatment) that may be in effect from time to time (including GCP, GDP, GLP, GMP and others promulgated by Regulatory Authorities); (b) applicable data protection and patient privacy laws and requirements in all countries in which information or data that is protected by any applicable privacy laws is received, observed, collected or otherwise possessed (including HIPAA (defined below) in the United States, the European Union Privacy Directive (Directive 95/46/EC), the Personal Information Protection and Electronic Documents Canada (PIPEDA) in Canada, and any related regulations); (c) export control and economic sanctions regulations that prohibit the shipment of United States-origin products and technology to certain restricted countries, entities and individuals; (d) anti-bribery and anti-corruption laws pertaining to interactions with government agents, officials and representatives (including the United States Foreign Corrupt Practices Act); (e) laws and regulations governing payments to healthcare providers; (f) laws and requirements governing ineligibility to participate in federal, state or other healthcare programs (including debarment under 21 USC § 335a, disqualification under 21 CFR §312.70 or § 812.119, sanctions by a Federal Health Care Program (as defined in 42 USC § 1320a-7b(f)), including the federal Medicare or a state Medicaid program); and (g) successor or replacement statutes, laws, rules, regulations and directives relating to the foregoing.

1.7                               “Budget” is defined in Section 2.11(b).

1.8                               “Business Day” means a day, other than a Saturday, Sunday or day on which commercial banks located in San Francisco, California, or Basel, Switzerland, or Welwyn, United Kingdom, are authorized or required by law or regulation to close.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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1.9                               “Case Report Form” means the form (whether paper or electronic) for collecting certain data about each Subject, including the data collected for such Subject.

1.10                        “CFR” means the United States Code of Federal Regulations.

1.11                        “Change of Control” is defined in Section 16.5(a).

1.12                        “Collaboration IND” means, individually or collectively (as applicable), any or all INDs that include the Genentech Protocol, as further described in Section 2.3.

1.13                        “Collaboration Invention” is defined in Section 6.1(a).

1.14                        “Combination” means the Genentech Compound and the Corvus Compound used in combination, [***].

1.15                        “Compound” means the Genentech Compound and/or the Corvus Compound, as applicable.

1.16                        “Compound Supply Plan” means the plan for supplying the Corvus Compound for the Study, as set forth in Exhibit B hereto.

1.17                        “Confidential Information” means nonpublic information (including Know-How) of a Party that is disclosed in connection with this Agreement (whether orally, electronically, visually or in writing) by or on behalf of such Party to the other Party or its designee.  Except as otherwise expressly provided in this Agreement, Study Data, Sample Data, Control Arm Data, Collaboration Inventions and other intellectual property shall be the Confidential Information of the Party(ies) that own such Study Data, Sample Data, Control Arm Data, Collaboration Inventions and other intellectual property.  [***]  The terms and conditions of this Agreement and the Genentech Protocol shall be the Confidential Information jointly of the Parties.

1.18                        “Continued Access” is defined in Section 4.2(b).

1.19                        “Control Arm Data” means the [***] from the [***] collected from the  [***] following the [***] of the [***]

1.20                        “Corvus” is defined in the recital.

1.21                        “Corvus Background IP” means any Patents or Know-How controlled by Corvus that claim or cover compositions of matter, or methods of use, of Corvus Compound. For purposes of this Section 1.19, “controlled” means the possession (whether by ownership or license) of the ability to grant a license or sublicense or other right to exploit, as provided herein, without violating the terms of any agreement or other arrangement with any Third Party.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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1.22                        “Corvus Compound” means the investigational medicinal product identified as CPI-444, an adenosine A2A receptor antagonist, and any formulation thereof.

1.23                        “CRO” means a service provider (e.g., a person, company or organization) that assumes one or more obligations of Genentech, in accordance with Title 21 of the CFR, or the equivalent assumption of obligations in a jurisdiction other than the United States.

1.24                        “Database Lock” means the locking of the Study database maintained by Genentech that includes the data from the Case Report Forms, after which no further changes to the database are allowed.

1.25                        “Data Review Committee” or “DRC” is defined in Section 3.2(a).

1.26                        “Delivery Locations” is defined in Section 4.2(a).

1.27                        “Effective Date” is defined in the recital.

1.28                        “EMA” means, collectively, the European Medicines Agency and the European Commission (with respect to its functions related to marketing authorizations for medicinal products), or any successor entity thereto performing similar functions.

1.29                        “Exchange” is defined in Section 8.3(c).

1.30                        “FDA” means the United States Food and Drug Administration, or any successor entity thereto performing similar functions.

1.31                        “Final Study Report” means a formal clinical study report documenting and summarizing the results and interpretation of the Study, including the trial design, trial objectives, patient assessment, data analysis, results, risk/benefit analysis, safety and effectiveness, in accordance with the requirements of Regulatory Authorities on the structure and content of clinical  study reports.

1.32                        “First Site Ready” means when the first Participating Site has all deliverables and approvals in place to support Subject enrollment in the Study.

1.33                        “GCP” means, as to the United States and the European Union, applicable good clinical practices (for the design, conduct, performance, monitoring, auditing, recording, analyses, and reporting of clinical trials that provides assurance that the data and reported results are credible and accurate, and that the rights, integrity, and confidentiality of trial subjects are protected) in effect in the United States and the European Union, respectively, during the Term and, with respect to any other jurisdiction, clinical practices equivalent to good clinical practices then in effect in the United States or the European Union.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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1.34                        “GDP” means, as to the United States and the European Union, applicable good distribution practices in effect in the United States and the European Union, respectively, during the Term and, with respect to any other jurisdiction, distribution practices equivalent to good distribution practices then in effect in the United States or the European Union.

1.35                        “Genentech” is defined in the recital.

1.36                        “Genentech Compound” means atezolizumab, an anti-PD-L1 (programmed death-ligand 1) monoclonal antibody, and any formulations thereof.

1.37                        “Genentech Protocol” means the clinical trial protocol for the Phase Ib/II study to evaluate the efficacy and safety of the Corvus Compound and the Genentech Compound used in the Combination in patients with non-small cell lung cancer, as agreed in writing by the Parties.

1.38                        “GLP” means, as to the United States and the European Union, applicable good laboratory practices in effect in the United States and the European Union, respectively, during the Term and, with respect to any other jurisdiction, laboratory practices equivalent to good laboratory practices then in effect in the United States or the European Union.

1.39                        “GMP” means, as to the United States and the European Union, applicable good manufacturing practices in effect in the United States and the European Union, respectively, during the Term and, with respect to any other jurisdiction, manufacturing practices equivalent to good manufacturing practices then in effect in the United States or the European Union.

1.40                        “GMP Audit” is defined in Section 4.4(a).

1.41                        “HIPAA” means, collectively, the United States Health Insurance Portability and Accountability Act of 1996 and the regulations promulgated thereunder, as amended from time to time.

1.42                        “IND” means an investigational new drug application filed or to be filed with the FDA as described in 21 CFR Part 312, or the equivalent filing with the relevant Regulatory Authority in any jurisdiction (including an investigational medicinal product dossier filed or to be filed with the EMA or a clinical trial application filed or to be filed with Health Canada), together with any amendments, supplements or other additions or deletions thereto.

1.43                        “Inspection” is defined in Section 4.4(c).

1.44                        “Investigator” is defined in 21 CFR § 312.3(b) and, under this Agreement, means an individual who conducts the Study at a Participating Site in any jurisdiction.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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1.45                        “IRB” means an institutional review board as described in 45 CFR Part 46, or the equivalent entity (such as an independent ethics committee) in any jurisdiction.

1.46                        “JDC Chair” is defined in Section 3.1(b).

1.47                        “JDC Co-Leader” is defined in Section 3.1(b).

1.48                        “Joint Development Committee” or “JDC” is defined in Section 3.1(a).

1.49                        “Joint Patent” is defined in Section 6.4(c).

1.50                        “Know-How” means all information (including scientific or other technical information), unpatented inventions (whether or not patentable), improvements, practices, formula, trade secrets, techniques, methods, procedures, knowledge, results, data (including pharmacological, toxicological, pharmacokinetic and pre-clinical and clinical information and test data, related reports, structure-activity relationship data and statistical analysis), analytical and quality control data, protocols (including the Genentech Protocol), processes, models, designs, and other information regarding research, discovery, development, (including data, assays, techniques, models, designs and databases).  Know-How shall not include any Patents, [***].

1.51                        “Letter of Cross-Reference” means a written and signed statement by a Party to the applicable Regulatory Authority that authorizes such Regulatory Authority to reference information submitted previously by such Party to such Regulatory Authority, as described in 21 CFR § 312.23(b), or the equivalent authorization in a jurisdiction other than the United States.

1.52                        “MAA” means an application for marketing authorization, or extension of indication, filed or to be filed with the relevant Regulatory Authority in any jurisdiction (including, e.g., a biologics license application or new drug application filed or to be filed with the FDA or a marketing authorization application filed or to be filed with the EMA or Health Canada), together with any amendments, supplements or other additions or deletions thereto.

1.53                        “Manufacture and Supply” or “Manufacturing and Supplying” or the like, means all stages of the manufacture and supply of a Compound, including planning, purchasing, manufacture, processing, compounding, transportation, handling, storage, filling, packaging, disposal, labeling, leafleting, testing, quality control, quality assurance, sample retention, stability testing, release, instruction, training and dispatch, as applicable.

1.54                        “Manufacturing Facilities and Records” means, with respect to a given Party, collectively, (a) the facilities at which any of the stages of the Manufacture and Supply of such Party’s Compound to be used in the Study are performed and (b) the records and other documentation relating to such Manufacture and Supply, including batch records, deviations, investigations and change control documents.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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1.55                        “Material Regulatory Notice” is defined in Section 2.7(b).

1.56                        “Other Invention” is defined in Section 6.1(a)(v).

1.57                        “Participating Site” means a hospital or other institution participating in the Study.

1.58                        “Party” or “Parties”is defined in the recital.

1.59                        “Patents” means all patents and patent applications, in any country, including any reissues, reexaminations, patents of addition, extensions and supplementary protection certificates, registrations, divisions, continuations, continuations-in-part, substitutions and renewals thereof.

1.60                        “PD-L1/PD-1 Antagonist” means any molecule that [***]

1.61                        “PD-L1/PD-1 Competitive Program” means an active program(s) to [***]

1.62                        “Pharmacovigilance Agreement” is defined in Section 2.8.

1.63                        “Phase I/Ib Agreement” means that certain Phase I/Ib Combination Study Agreement entered into between Corvus and Genentech dated October 5, 2015, as may be amended from time to time.

1.64                        “Project Participant Agreement” is defined in Section 2.6(a).

1.65                        “Project Participants” means Investigators, Subinvestigators, Participating Sites, CROs, drug distributors, vendors and subcontractors or agents of Genentech (or Genentech’s Affiliates), in all cases, who conduct or assist in conducting the Study or provide related services.  For clarity, Subjects are not within the definition of Project Participants.

1.66                        “Prosecution and Maintenance” or “Prosecute and Maintain” is defined in Section 6.4(a).

1.67                        “Publishing Party” is defined in Section 8.2.

1.68                        “Quality Agreement” means a separate quality agreement that will govern the Manufacture and Supply of the Corvus Compound under this Agreement.

1.69                        “Regulatory Authority” means (a) the FDA; (b) the EMA; or (c) any regulatory authority or body performing similar functions in any jurisdiction anywhere in the world.

1.70                        “Regulatory Documentation” means any document submitted to a Regulatory Authority, including all INDs, MAAs, drug master files, correspondence with Regulatory

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Authorities, periodic safety update reports, adverse event files, complaint files, inspection reports and manufacturing records.

1.71                        “Reviewing Party” is defined in Section 8.2.

1.72                        “Roche Group” means Genentech and its Affiliates.

1.73                        “Rules” is defined in Section 15.2(a).

1.74                        “Sample Analyses” means the testing procedures and analyses of the Samples to be performed under this Agreement in accordance with the Sample Analyses Plan.

1.75                        “Sample Analyses Plan” means the plan that outlines (a) the Sample Analyses to be performed; (b) the priority for using available Samples; (c) which Party is responsible for performing particular Sample Analyses; (d) the timing for sharing particular subsets of the Sample Data; and (e) the ownership of particular subsets of the Sample Data, as set forth in Exhibit A hereto.

1.76                        “Sample Data” means the data from the Sample Analyses.  For clarity, Sample Data excludes Study Data.

1.77                        “Samples” means biological samples collected from Subjects in accordance with the Genentech Protocol.

1.78                        “Specifications” means (a) with respect to the Corvus Compound, the set of specifications set forth in the Quality Agreement and (b) with respect to the Genentech Compound, the applicable set of specifications for the Manufacture and Supply for use in the Study.

1.79                        “Sponsor” is defined in 21 CFR § 312.3(b) and, under this Agreement, means the entity that takes responsibility for and initiates the Study in any jurisdiction.

1.80                        “Study” means the Phase Ib/II clinical trial as set forth in the Genentech Protocol to study the Combination.  For purposes of this Agreement, [***].

1.81                        “Study Completion” means the last Subject visit specified in the Genentech Protocol for primary endpoint evaluation.

1.82                        “Study Data” means the data from (a) Case Report Forms, and (b) the Final Study Report. [***].

1.83                        “Subinvestigator” is defined in 21 CFR § 312.3(b) and, in the event the Study is conducted by a team at a Participating Site, means an individual  l designated by the Investigator who is the responsible leader of such team.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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1.84                        “Subject” is defined in 21 CFR § 312.3(b) and, under this Agreement, means a human who participates in the Study in any jurisdiction.

1.85                        “Subject Injury Claim” is defined in Section 14.1(a)(iv).

1.86                        “Term” means the term during which this Agreement is in effect, in accordance with Section 12.1.

1.87                        “Third Party” means any person or entity other than a Party or its Affiliates.

Article 2
Conduct of the Study

2.1                               Overview.  The Parties wish to collaborate regarding the Study to be conducted under this Agreement.  Each Party shall use commercially reasonable efforts to perform its obligations hereunder.

2.2                               Genentech.  Genentech shall be the Sponsor of the Study.  Genentech shall conduct, and use commercially reasonable efforts to cause all Project Participants to conduct and complete, the Study in accordance with this Agreement, the Genentech Protocol and Applicable Law.  Genentech shall be responsible for obtaining all approvals and clearances necessary to conduct the Study, including approvals from Regulatory Authorities and IRBs and customs clearances.  Genentech is solely responsible for the performance and conduct of the Project Participants, including monitoring the conduct of the Study at the Participating Sites.  In no event shall Corvus or any of its Affiliates be deemed a Sponsor of the Study.

2.3                               Collaboration IND; Investigator’s Brochure.  Genentech shall own and shall file the Collaboration IND.  For the avoidance of doubt, the Collaboration IND will not be [***].  If a Regulatory Authority requests [***] for the Study, the Parties shall meet and agree on an approach to address such request.  Each Party shall be responsible for (a) drafting, and updating as necessary for the Study, an investigator’s brochure for its Compound and (b) filing, as applicable, all necessary Regulatory Documentation to its existing IND for its Compound, including submitting to such IND any serious adverse event and adverse drug reaction cases emerging from the Study.  Corvus shall provide to Genentech its investigator’s brochure (and any updates) for the Corvus Compound.  Further, if requested in writing by an IRB or an Investigator for purposes of the Study, Corvus shall promptly provide to such requestor its entire investigator’s brochure (and any updates) for the Corvus Compound and any serious adverse event and adverse drug reaction cases regarding the Corvus Compound emerging from the Study.

2.4                               Genentech Protocol.  Any proposed amendments to the Genentech Protocol necessary to protect the safety of Subjects shall be promptly reported to Corvus in writing. Notwithstanding anything to the contrary in this Agreement, the prior written consent of Corvus is required for amendments to the Genentech Protocol that are (a) material amendments ([***]),

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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including the maximum number of Subjects to be enrolled in the Study and (b) amendments ([***]) relating specifically to the Corvus Compound.  Corvus shall provide such consent, or a written explanation for why such consent is being withheld, within [***] of receiving Genentech’s request therefor.  [***].

2.5                               Enrollment.  Genentech shall not begin enrolling Subjects until after the full execution of the Pharmacovigilance Agreement.  Genentech shall enroll Subjects in compliance with Applicable Law and shall be responsible for tracking enrollment at Participating Sites.  The total enrollment shall not exceed the maximum number of Subjects specified in the Genentech Protocol, unless such number is increased by an amendment to the Genentech Protocol.

2.6                               Agreements With Project Participants.

(a)                                 General.  [***] responsible for negotiating and executing all agreements with Project Participants in connection with conducting the Study (each such agreement, a “Project Participant Agreement”).  In no event shall any Project Participant Agreement represent that Corvus or any of its Affiliates is a Sponsor or is otherwise responsible for the Study.

(b)                                 Terms and Conditions.  Corvus acknowledges that Genentech may have entered into Project Participant Agreements with certain Project Participants prior to the Effective Date and that negotiations for new Project Participant Agreements may require [***].  Genentech shall ensure that each Project Participant is appropriately qualified and shall use [***] to include in each Project Participant Agreement terms and conditions that are consistent with the terms and conditions of this Agreement (including the intellectual property provisions in Article 6 and the confidentiality provisions in Article 7); provided, however, Genentech shall ensure, in all cases, that the minimum requirements specified in Section 2.6(c) are satisfied.  Subject to Section 2.6(c), the Parties agree that the rights and obligations of the Parties under this Agreement shall be subject to, and limited by, the terms and conditions of Project Participant Agreements.  To the extent Genentech obtains the applicable rights under a Project Participant Agreement, Genentech shall work with Corvus to exercise such rights with respect to Corvus in the same manner as set forth in this Agreement.  By way of example, but not limitation, with respect to the Prosecution and Maintenance of Joint Patents, to the extent Genentech has the right to do so, Genentech shall work with Corvus to Prosecute and Maintain any Joint Patents in the same manner as set forth in Section 6.4(c).

(c)                                  Minimum Requirements.  Notwithstanding anything to the contrary in Section 2.6(b), Genentech shall ensure that the following terms and conditions are included in each Project Participant Agreement:

(i)                                    Genentech is able to perform its obligations under Section 11.2 of this Agreement;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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(ii)           compensation paid to a Project Participant is paid at the fair market value of the services to be provided;

(iii)         Genentech has [***] rights, under any Collaboration Inventions intended to be solely owned by Genentech under Section 6.1(c), to grant the license (with respect to such Collaboration Inventions that constitute Genentech Owned Inventions) to Corvus under Section 6.3;

(iv)          Genentech has [***] rights, under any Collaboration Inventions intended to be solely owned by Corvus under Section 6.1(c), to either assign or grant a license to Corvus any such interest in the Collaboration Inventions (with respect to such Collaboration Inventions that constitute Corvus Owned Inventions);

(v)           Genentech has [***] rights, under any Collaboration Inventions intended to be jointly owned by the Parties under Section 6.1(c), to grant licenses to Corvus (with respect to such Collaboration Inventions that constitute Jointly Owned Inventions) that are at least equivalent in scope to the license granted to Corvus under Section 6.3(a) (with respect to Genentech Owned Inventions),; and

(vi)          Corvus’s rights with respect to [***] relating to the [***] are the same as Genentech’s rights with respect to [***] relating to [***].

2.7          Regulatory Matters.

(a)           General.  Genentech shall comply with all reasonable guidance and direction provided by Regulatory Authorities and IRBs with jurisdiction over the Study.  Genentech shall perform all regulatory obligations imposed on the Sponsor (including preparing and submitting Regulatory Documentation for the Study, in accordance with the Genentech Protocol and Applicable Law).

(b)           Interactions with Regulatory Authorities.  Genentech (or a Project Participant) shall promptly provide Corvus with a copy or notice of any material notice, inquiry or correspondence that it (or a Project Participant) receives from a Regulatory Authority related to [***], within [***] (for purposes of this Section, a “Material Regulatory Notice”), for reasons including any serious safety matter or any inspection or investigation by a Regulatory Authority related to [***].  Corvus shall have the right to provide comments to any response to a Material Regulatory Notice and have the right for [***] representative to be invited to any discussions with a Regulatory Authority [***], to the extent permitted by such Regulatory Authority.  Without limiting Corvus’s obligations under Section 2.10, Corvus shall promptly provide Genentech with a copy of any [***].

(c)           Letter of Cross-Reference. Corvus shall, within [***] from the Effective Date, provide Genentech a Letter of Cross-Reference authorizing Genentech to reference certain information previously provided by Corvus in its IND(s) for the Corvus Compound as support for the Collaboration IND.  Such Letter of Cross-Reference shall remain in full force and effect

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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unless withdrawn by Corvus due to termination of this Agreement by a Party in accordance with Section 12.6(c).

(d)           Notices of Debarment and Other Ineligibility.  If a Party receives notice of debarment, suspension, sanction, exclusion, ineligibility or disqualification under the statutes referenced in Section 13.1(c), such Party shall promptly notify the other Party, and the Parties shall agree upon appropriate action to address the matter.

2.8          Safety Reporting.

Genentech shall comply with Applicable Law for safety reporting requirements.  Prior to the first dosing of the first Subject of the Study under this Agreement, the Parties shall execute the Pharmacovigilance Agreement that defines the Parties’ responsibilities and obligations with respect to the procedures and timeframes for compliance with Applicable Law pertaining to safety reporting for the Compounds used in each Study (“Pharmacovigilance Agreement”).

2.9          Documentation, Updates and Final Study Report.

(a)           Documentation.  Genentech shall maintain reports and documentation arising in connection with the Study in good scientific manner and in compliance with Applicable Law.  Genentech shall provide Corvus all such reports and documentation arising from the Study (including reports of interim analyses, if applicable) reasonably requested to enable Corvus to comply with any of its legal, regulatory and/or contractual obligations or to respond to any request by a Regulatory Authority.

(b)           Updates.  Genentech shall provide written updates regarding the status of the Study to Corvus on a quarterly basis within [***] after the end of each calendar quarter.  Each quarterly report shall include information and data regarding safety and efficacy and the Subjects, including, for [***], information and data regarding the following:

(i)            [***];

(ii)           [***];

(iii)         [***], as described in [***]; and

(iv)          [***].

Genentech shall make its personnel reasonably available to answer Corvus questions regarding the data and information provided to Corvus in each quarter report.

(c)           Final Study Report.  Genentech shall summarize the findings of the Study in the Final Study Report.  Genentech shall provide the Final Study Report to Corvus within [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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2.10        Corvus Study Responsibilities.

In addition to Corvus’s obligations under Section 2.7(c) and obligations to supply the Corvus Compound under Section 4.2, Corvus shall provide and make available to Genentech any information about the Corvus Compound necessary to support Genentech in conducting the Study.  Further, Corvus shall provide reasonable assistance to Genentech to support Genentech’s interactions with Regulatory Authorities and IRBs in connection with the Study.

2.11        Costs.

Corvus will supply the Corvus Compound under Section 4.2 [***]. The Study will be [***], as detailed in this Section, below.

(a)   Allocation.  Subject to Section 2.11, [***] incurred by the Parties in accordance with the budget in conducting the Study and Sample Analyses Plan will be [***] as set forth in this Section 2.11; except that each Party shall be responsible for [***] pursuant to Article 4.

(b)   Budget.  The initial budget of the total estimated [***] to conduct the Study and the corresponding Sample Analyses Plan (the “Budget”) has been agreed to by the Parties and is attached hereto as Exhibit C hereto.  No later than [***] prior to First Site Ready, Genentech shall provide Corvus with the final estimated budget of the total estimated [***] to conduct the Study and the corresponding Sample Analyses Plan (the “Final Budget”); provided, however, in the event the Final Budget is greater than [***] of the Budget, Corvus shall have [***]

(c)   Reimbursement.  Subject to Section 2.11(b), during the period [***], Corvus shall reimburse Genentech [***] of the Final Budget equal to the total budgeted [***] to conduct the Study and Sample Analyses Plan, as such amounts are set forth in the Final Budget; [***].  Based on the Final Budget, Genentech shall send [***] complete invoice to Corvus detailing [***] in accordance with this Section 2.11(c).  Subject to Section 2.11(b), Corvus shall submit to Genentech payment for [***], beginning the first day of the first calendar month after [***] of its receipt of such invoice until [***].

(d)   Overestimation or Underestimation.  Subject to Section 2.11(b), the Parties acknowledge and agree that the Final Budget shall reflect each Party’s estimate of [***] costs and expenses to be incurred by each Party ([***]) and that each Party’s actual costs and expenses incurred may be less or more than the estimated costs and expenses.  In the event that such estimated costs and expenses have been [***], subject to Section 2.11(b), each Party agrees that it will [***].  If the final enrollment of the Study is [***], the JDC shall amend the Final Budget pursuant to Section 3.1(c)(ii), and the Parties shall [***].  If, based on the [***].  In the event the Agreement terminates prior to Study Completion, the Parties shall [***] in accordance with Section 12.6(d).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Article 3
Governance

3.1          Joint Development Committee.

(a)           Establishment of the JDC.  Within thirty (30) days after the Effective Date, the Parties shall promptly establish a Joint Development Committee (“Joint Development Committee” or “JDC”) to oversee the Study.  The JDC shall be composed of at least [***] representatives designated by each Party (and the Parties need not have the same number of representatives); provided, however, the representatives of the JDC may be identical to the members of the joint development committee established under the Phase I/Ib Agreement as of the date hereof.  The representatives shall be appropriate (in terms of their seniority, availability, function in their respective organizations, training and experience) for the activities then being undertaken.  Each Party shall designate one of its representatives as its primary JDC contact for JDC matters (such Party’s “JDC Co-Leader”).  A Party may replace any or all of its representatives (and designated JDC Co-Leader) at any time by informing the other Party’s JDC Co-Leader in advance, in writing (which may be by email).  The JDC shall exist during the Term, unless otherwise mutually agreed by the Parties in writing.

(b)           Chair of JDC.  A Joint Development Committee representative from Genentech shall chair the Joint Development Committee (“JDC Chair”).  The JDC Chair shall be responsible for the following: (i) scheduling JDC meetings and setting meeting agendas; (ii) calling emergency JDC meetings; and (iii) any additional responsibilities specified in the Agreement.  Notwithstanding the foregoing, Corvus’s JDC representatives have the right to schedule meetings, raise matters for discussion and put matters to a vote.

(c)           Responsibilities of the JDC.  The Joint Development Committee shall perform the following activities:

(i)            subject to Section 2.4, review and approve any amendments to the Genentech Protocol;

(ii)           review and approve any amendments to the Budget and the Final Budget, including changes to the cost overruns or overestimates;

(iii)         review the progress of the Study and make related decisions;

(iv)          evaluate and decide whether and how to address any safety matters related to the Combination;

(v)           decide whether and how to address Data Review Committee’s recommendations;

(vi)          address issues that arise if the available quantities of either Compound are insufficient to reach Study Completion, including as described in Section 4.3;

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(vii)        review the progress of the Sample Analysis Plan and determine the timing for Sample Analysis to be performed by a Party and the transfer of results to the other Party;

(viii)       coordinate the transfer of materials and information between the Parties, including Study Data, Control Arm Data, the Final Study Report, Samples and Sample Data; and

(ix)          attempt to resolve disputes related to the Study and perform such other functions as appropriate to further the purposes of the Study, or as otherwise specified in this Agreement or agreed to by the Parties.

(d)           Decision Making Authority.  With respect to the responsibilities of the Joint Development Committee, each Party shall have [***] in all decisions, and the Parties shall attempt to make decisions by reaching agreement.  If the JDC cannot reach agreement within [***] of a disputed matter being brought to a vote, either Party may refer the dispute to the Parties’ executives for resolution in accordance with Section 15.1 and the other provisions of Article 15.  The JDC has no authority to amend, or to waive compliance with, any provisions of this Agreement.

(e)           Meetings; Attendees; Decisions.  Once established, the Joint Development Committee shall meet as deemed appropriate by the JDC, but at least once each calendar quarter.  The JDC may meet in person or via teleconference, video conference or the like; provided that at least one (1) meeting per calendar year shall  be held in person (unless otherwise agreed by the Parties).  Between meetings of the JDC, Genentech will respond to reasonable requests from Corvus for updates regarding the status of the Study.  Each Party shall bear the expense of its respective representatives’ participation in JDC meetings.  If a Party’s representative is unable to attend a given meeting, such Party may designate a knowledgeable alternate to attend such meeting and perform the functions of such representative.  Each Party may invite a reasonable number of non-voting employees, consultants or scientific advisors to attend JDC meetings, provided that such invitees are bound by appropriate confidentiality obligations.  The JDC shall maintain written minutes of each JDC meeting, including all decisions made, action items assigned or completed and other appropriate matters.  The JDC Chair shall prepare the initial draft minutes and provide them to the Corvus’s JDC Co-Leader within ten (10) Business Days of such meeting, for review and approval.

(f)            Sub-Teams; Designees.  From time to time, the Joint Development Committee may establish sub-teams to oversee particular projects or activities, and such sub-teams will be constituted and operate as determined by the JDC.  From time to time, the JDC may designate individuals (by name or function) to oversee certain activities, and such designees will perform such activities as determined by the JDC.  By way of example, but not limitation, the JDC may establish sub-teams or designate individuals to oversee and coordinate publications strategy or patent prosecution matters.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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3.2          Data Review Committee.

(a)           Establishment of the DRC; Meetings.  Under the direction of the Joint Development Committee, the Parties may establish a Data Review Committee (“Data Review Committee” or “DRC”) to monitor the safety of the Compounds and the Combination being used in the Study.  The DRC shall be composed of (i) [***]  The DRC clinicians shall be bound by appropriate confidentiality and invention assignment obligations.  The DRC shall [***] during the conduct of the Study, but no less frequently than every [***].

(b)           Responsibilities of the DRC.  The Data Review Committee shall perform the following activities:

(i)            evaluate suspected dose-limiting toxicities (using criteria defined in the Genentech Protocol, if applicable) and adjudicate treatment related adverse events, based on clinical experience with the Compounds;

(ii)           make recommendations to the JDC to hold dosing or enrollment, if safety data require further evaluation;

(iii)         make recommendations to the JDC to end dosing or enrollment; and

(iv)          perform such other functions as directed by the JDC.

(c)           Advisory Body.  The Data Review Committee shall be solely an advisory body to the Joint Development Committee and shall not have any power to make decisions that bind either Party.

Article 4
Supply of Study Drugs

4.1          Genentech Compound.

Genentech shall use commercially reasonable efforts to Manufacture and Supply, [***], sufficient quantities of the Genentech Compound to conduct the Study and related analyses as agreed by the Parties.  Genentech represents and warrants to Corvus that the Genentech Compound used in the Study shall be Manufactured and Supplied to the Participating Sites in compliance with the Specifications for the Genentech Compound and Applicable Law.

4.2          Corvus Compound.

(a)           Manufacture and Supply.  Corvus shall use commercially reasonable efforts to Manufacture and Supply, [***], the quantities of the Corvus Compound that (i) are specified in the Compound Supply Plan and (ii) if applicable, are needed for Continued Access, as described in Section 4.2(b).  Corvus represents and warrants to Genentech that such Corvus

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Compound shall be Manufactured and Supplied to Genentech, a Project Participant designated by Genentech or other locations agreed to by the Joint Development Committee (for purposes of Section 4.2, “Delivery Locations”) in compliance with the Specifications for the Corvus Compound, Applicable Law and the Quality Agreement.  Corvus shall ensure that any Corvus Compound Manufactured and Supplied under this Agreement has, at the time of delivery, an adequate remaining shelf life to meet anticipated Study and Continued Access requirements; provided, however, in all cases, such remaining shelf life shall be at least [***].

(b)           Continued Access.  In addition to the quantities specified in the Compound Supply Plan, Corvus shall provide the quantities of the Corvus Compound for Subjects to have continued access after Study Completion, if required, solely based on Applicable Law (“Continued Access”).  While [***] may be able to forecast before the Study commences whether or not Continued Access will likely be applicable for the Study and, if so, to estimate the quantities of the Corvus Compound for Continued Access, in most cases, [***] will only determine the quantities of the Corvus Compound for Continued Access (if applicable) after the Study results have been analyzed.  If applicable, the Joint Development Committee shall designate individuals (by name or function) to oversee activities related to Continued Access.

(c)           Delivery.  Corvus shall deliver the Corvus Compound to the Delivery Locations in accordance with the Quality Agreement and the timelines specified in the Compound Supply Plan or determined by the Joint Development Committee.  Genentech shall require the Participating Sites to (i) maintain accurate records of all Corvus Compound received and dispensed in the conduct of the Study and (ii) properly store all Corvus Compound in accordance with all written instructions from Corvus and Applicable Law, and in a secure and locked location to prevent theft or misuse.

(d)           Remaining Compound.  Upon the later of (i) the completion or termination of the Study or (ii) Continued Access (if applicable), Genentech shall ensure that all unused quantities of the Corvus Compound, as well as all used vials and bottles containing the Corvus Compound, are destroyed in accordance with Corvus’s standard operating procedures and documented accordingly (including certifying such destruction in writing to Corvus) .

(e)           Use of Compound.  Genentech has the right to use the Corvus Compound only for the purposes of conducting the Study and for Continued Access (if applicable), and Genentech shall not use the Corvus Compound for any other purpose.  Genentech shall use, store, transport, handle and dispose of the Corvus Compound in compliance with Applicable Law, the Quality Agreement and all written instructions from Corvus.  Genentech shall not attempt to derive or reverse engineer the composition or underlying information or structure of the Corvus Compound, and in particular shall not analyze the Corvus Compound by physical, chemical or biochemical means.  Corvus shall [***] this Section 4.2(e); Genentech shall [***].  Genentech shall ensure that any party performing Study-related activities on behalf of Genentech

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is contractually bound in writing by obligations reasonably similar to those set forth in this Section 4.2(e).

4.3          Insufficient Quantities.

If a Party determines that the quantities of the Corvus Compound or the Genentech Compound are not sufficient to reach Study Completion and for Continued Access (if applicable), such Party shall promptly notify the other Party, including what quantities of its Compound, if any, are available for such purpose.  The Parties will promptly discuss how to address the shortage and allocate the available amounts of the Corvus Compound or the Genentech Compound, as applicable.  [***].

4.4          GMP Audit; Quality Agreement; Inspections.

(a)           GMP Audit of Corvus by Genentech.  Genentech may request an audit of Corvus’s Manufacturing Facilities and Records, no more than [***], through a [***] prior written notice, to be conducted for the purpose of ascertaining that the Corvus Compound to be used or being used in the Study is Manufactured and Supplied in compliance with GMP and GDP (“GMP Audit”).  Upon such written notice by Genentech to Corvus, Genentech (or its representatives) shall have the right to perform the GMP Audit in accordance with an audit plan (including the dates for such audit) proposed by Genentech and agreed to by the Parties.  Within [***] of a GMP Audit, Genentech shall provide a copy of the audit report to Corvus.  In the event it is determined that Corvus is not in compliance with either GMP and/or GDP standards in a material respect, and Corvus does not cure such non-compliance within [***] following receipt of the audit report from Genentech, Genentech may elect to terminate the entire Agreement in accordance with Section 12.5 [***]

(b)           Execution of Quality Agreement.  The Parties shall execute a Quality Agreement within [***] of executing this Agreement.  In the event of a conflict between the Quality Agreement and this Agreement, this Agreement shall govern and control, other than solely with respect to the Parties’ roles and responsibilities related to quality systems and quality requirements for the Manufacture and Supply of the Corvus Compound.

(c)           Inspections by Regulatory Authorities.  As may be further described in the Quality Agreement, Corvus shall cooperate with requests from any Regulatory Authority to conduct inspections and audits of Corvus’s Manufacturing Facilities and Records (each such inspection or audit, an “Inspection”).  Also, as may be further described in the Quality Agreement, Corvus shall (i) notify Genentech of any request from a Regulatory Authority for an Inspection; (ii) inform Genentech of the results and conclusions of Inspections; (iii) permit Genentech (or its representatives) to assist in the preparation for, and be present at, to the extent practicable and permitted by the Regulatory Authorities performing, Inspections; and (iv) provide Genentech with copies of any written Inspection reports issued by a Regulatory Authority and any related correspondence.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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(d)           Unilateral Provisions.  Corvus acknowledges that the FDA has granted marketing authorization for the Genentech Compound and agrees that, except as otherwise expressly provided in this Agreement, Corvus shall not have the right to perform any audits or participate in inspections of Genentech’s Manufacturing Facilities and Records.

4.5          Mutual Obligations.  Each Party shall obtain and maintain all regulatory approvals (including facility licenses) required to Manufacture and Supply its Compound to the other Party under this Agreement in compliance with Applicable Law.  Each Party shall notify the other Party as promptly as possible in the event any delay (or other event) is likely to adversely affect its ability to fulfill its obligations to Manufacture and Supply its Compound under this Agreement.  This Agreement does not create any obligation on the part of either Party to provide its Compound for any purposes other than to conduct the Study.

Article 5
Study Data; Control Arm Data; Sample Analyses and Sample Data

5.1          Study Data.

(a)           Maintenance of Database; Transfer of Study Data.  Genentech shall maintain the data from Case Report Forms in its database, in accordance with Applicable Law.  The Joint Development Committee shall determine, consistent with the Genentech Protocol, the time points during the Study at which the Study Data and Control Arm Data will be available to the Parties.  [***], Genentech shall timely provide such available Study Data and/or Control Arm Data to Corvus.  Without limiting the foregoing, promptly after Database Lock, Genentech shall provide to Corvus a copy of all Study Data and Control Arm Data then existing.  Genentech shall provide Study Data and Control Arm Data to Corvus via electronic data transfer, in SAS format or as otherwise agreed by the Parties.  Genentech shall provide the Final Study Report to Corvus in accordance with Section 2.9(c).

(b)           Ownership and Use of Study Data and [***].  Corvus and Genentech shall [***].  Subject to this Section 5.1(b), Genentech shall [***].  Genentech hereby grants to Corvus a non-exclusive, worldwide, fully paid license under Genentech’s right, title and interest in and to the [***] solely for the purposes [***].  Further, each Party has the right to use Study Data for any lawful purpose; provided, however, each Party’s use and disclosure of Study Data is subject to other provisions of the Agreement, including Section 6.4(d), provisions regarding the other Party’s Confidential Information in Article 7 (including authorized disclosures under Section 7.2) and Section 8.2.

5.2          Sample Analyses and Sample Data.

(a)   Performance of Sample Analyses; Transfer of Sample Data.  Genentech shall provide to Corvus the Samples necessary for Corvus to perform the Sample Analyses for which Corvus is responsible under the Sample Analyses Plan.  Each Party, [***], shall perform

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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the Sample Analyses for which it is responsible in the Sample Analyses Plan ([***]).  Each Party is entitled to receive a copy of all of the Sample Data, regardless of which Party owns the Sample Data.  Therefore, each Party shall provide to the other Party the Sample Data for the Sample Analyses such Party performed (regardless of which Party owns such Sample Data), via electronic data transfer, in the format and using the media agreed to by the Parties, in accordance with the timelines in the Sample Analyses Plan.  Neither Party shall use the Samples for any purpose other than performing the Sample Analyses for which it is responsible, without the prior written consent of the other Party.

(b)           Ownership and Use of Sample Data.  Each of Corvus and Genentech shall ([***].  Each Party has the right to use the Sample Data that is solely owned by the other Party for such Party’s internal research purposes.  Each Party has the right to use the Sample Data that is solely or jointly owned by such Party for any lawful purpose; provided, however, each Party’s use and disclosure of the Sample Data is subject to other provisions of the Agreement, including Section 6.4(d), provisions regarding the other Party’s Confidential Information in Article 7 (including authorized disclosures under Section 7.2) and Section 8.2.

5.3          [Reserved.]

Article 6
Collaboration Inventions and Licenses

6.1          Collaboration Inventions.

(a)           Definitions.  The definitions in this Section are for purposes of Article 6 (and as referenced in Article 1).

(i)            “Collaboration Invention” means any invention, discovery or creation (including materials and Know-How or other intellectual property), whether or not patentable, that is first conceived, reduced to practice, discovered or otherwise created, in each of the foregoing cases, by a Party (directly or by another party on its behalf) (1) [***]; (2) [***]; or (3) [***].  Collaboration Inventions may include new uses, compositions or formulations [***].  Notwithstanding the foregoing definition, Collaboration Inventions exclude [***].  The Parties acknowledge that the Final Study Report may include certain Know-How that will be within the definition of Collaboration Invention (e.g., information relating to data analysis, safety and effectiveness), but agree that [***].

(ii)           “Corvus Owned Invention” means a Collaboration Invention that [***].  For clarity, any Collaboration Invention that generically encompasses within its scope the [***], is a Corvus Owned Invention.

(iii)         “Genentech Owned Invention” means a Collaboration Invention that [***].  For clarity, any Collaboration Invention that generically encompasses within its [***], is a Genentech Owned Invention.

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(iv)                             “Jointly Owned Invention” means a Collaboration Invention that relates to [***].  For clarity, any Collaboration Invention that generically encompasses within its scope [***], is a Jointly Owned Invention.

(v)                                 “Other Invention” means a Collaboration Invention that is not a Genentech Invention, a Corvus Invention or a Jointly Owned Invention.

(b)                                 Disclosure.  Each Party shall promptly disclose to the other Party any Collaboration Inventions conceived, reduced to practice, discovered or otherwise created by such Party (directly or by another party on its behalf).

(c)                                  Ownership.  Subject to the licenses granted by one Party to the other in Section 6.2, as between the Parties, (i) Genentech and Corvus shall jointly own all right, title and interest in and to the Jointly Owned Inventions; (ii) Genentech shall solely own all right, title and interest in and to the Genentech Owned Inventions; (iii) Corvus shall solely own all right, title and interest in and to the Corvus Owned Inventions; and (iv) which Party(ies) shall solely (or jointly) own all right, title and interest in and to a given Other Invention shall follow the inventorship of such Other Invention, where inventorship is determined in accordance with United States patent law (or, if applicable, other United States intellectual property laws regarding discoveries and creations).

(d)                                 Assignments and Cooperation.  Each Party shall assign and hereby assigns to the other Party a joint or sole right, title and ownership interest in the Collaboration Inventions as necessary to effectuate ownership of the Collaboration Inventions as set forth in Section 6.1(c).  Each Party shall require its employees and other parties to assign to such Party any Collaboration Inventions conceived, reduced to practice, discovered or otherwise created by such employees or other parties, and to cooperate with such Party in connection with obtaining patent protection therefor.  The Parties agree to cooperate with each other to effectuate ownership of the Collaboration Inventions as set forth in Section 6.1(c), including by executing and recording documents.

6.2                               Use of Jointly Owned Inventions.

(a)                                 General.  Subject to other provisions of Article 6 (including Section 6.2(b) and Section 6.4), each Party retains full ownership right, title and interest (including as provided under 35 USC § 262) in and to the Jointly Owned Inventions, [***]  For clarity, the foregoing rights shall not give a Party any rights [***].

(b)                                 Limitations on Assignment and Licensing.  Neither Party shall assign or license to any Third Party its rights under any claim in a Joint Patent that [***].  Notwithstanding anything to the contrary in the foregoing, [***].

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6.3                               Licenses.

(a)                                 License to Corvus.  Genentech hereby grants to Corvus a non-exclusive, worldwide, fully paid, irrevocable, perpetual, sublicensable (as described in Section 6.3(c)(i)) license under Genentech’s right, title and interest in and to the Genentech Owned Inventions solely for the purpose of performing [***] for use in the Combination.

(b)                                 License to Genentech.

(i)                                    Corvus hereby grants to Genentech a non-exclusive, worldwide, fully paid, irrevocable, perpetual, sublicensable (as described in Section 6.3(c)) license under Corvus’s right, title and interest in and to the Corvus Owned Inventions solely for the purpose of performing [***] for use in the Combination.

(ii)                                Corvus hereby grants to Genentech a non-exclusive, worldwide, fully paid, sublicensable (as described in Section 6.3(c)) license, under Corvus’s right, title and interest in and to the Corvus Background IP solely for the purpose of performing the Study pursuant to the terms of this Agreement.

(c)                                  Sublicenses; Exercise of Licensed Rights by Other Parties.  Each Party may sublicense the rights granted to such Party under Section 6.2, and any rights under such sublicense may be further sublicensed [***].  Further, the rights under such licenses may be exercised by another party on behalf of such Party (or a sublicensee) without the grant of a sublicense of such rights.

(d)                                 No Implied Licenses.  Except as otherwise expressly provided in this Agreement, this Agreement does not grant any right or license to either Party under any of the other Party’s intellectual property rights (including pre-existing or independently developed intellectual property rights), and no other right or license is to be implied or inferred from any provision of this Agreement or by the conduct of the Parties.

6.4                               Patent Prosecution and Maintenance.

(a)                                 Definitions.  The definitions in this Section are for purposes of Article 6 (and as referenced in Article 1):

(i)                                    “Outside Patent Counsel” means outside patent counsel agreed to by Genentech and Corvus.

(ii)                                “Prosecution and Maintenance” or “Prosecute and Maintain,” with regard to a given Patent, means the preparation, filing, prosecution and maintenance of such Patent, as well as any ex parte and inter partes proceedings, including reexaminations, reissues, applications for patent term extensions, interferences, derivation proceedings, post-grant review proceedings, oppositions, litigations, arbitrations and other similar proceedings with respect to such Patent.

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(b)                                 Solely Owned Inventions.  Each Party, [***], has the right (but not the obligation) to Prosecute and Maintain any Patents for Collaboration Inventions that such Party solely owns, including the right to use and disclose Study Data or Sample Data solely owned or jointly owned by such Party in such Prosecution and Maintenance.

(c)                                  Jointly Owned Inventions.  The provisions of this Section 6.4(c) apply to the Prosecution and Maintenance of any Patents for Jointly Owned Inventions (each, a “Joint Patent”).

(i)                                    Prosecution and Maintenance.  The Parties shall jointly decide on a strategy for the Prosecution and Maintenance of any Joint Patent, including deciding on (A) the content of the application; (B) the countries in which Prosecution and Maintenance should be conducted, subject to Section 6.4(c)(v); and (C) whether to retain Outside Patent Counsel to conduct all or particular Prosecution and Maintenance activities (e.g., to prosecute a Patent application, but not to draft, file or maintain it).  Notwithstanding anything to the contrary, in the event that, for all or particular activities, one Party wants to retain Outside Patent Counsel and the other does not want to retain Outside Patent Counsel, Outside Patent Counsel shall be retained for such activities; provided, however, any disagreement about which Outside Patent Counsel to retain shall be resolved under Article 15.

(ii)                                Cooperation.  Each Party shall cooperate with and assist the other Party in the Prosecution and Maintenance of any Joint Patent, including (A) consulting with the other Party after receiving any substantial action or development in the Prosecution and Maintenance of such Patent and (B) making its relevant scientists and scientific records reasonably available.  In addition, each Party shall sign and deliver, or use commercially reasonable efforts to have signed and delivered, at no charge to the other Party, all documents necessary in connection with such Prosecution and Maintenance.

(iii)                            Instructions to Outside Patent Counsel.  With respect to any Joint Patent, the Outside Patent Counsel (if any) shall be instructed to (A) keep the Parties informed regarding the Prosecution and Maintenance thereof; (B) promptly furnish to each Party a copy of such Patent and copies of documents relevant to such Prosecution and Maintenance, including copies of correspondence with any patent office, foreign associates and outside counsel; and (C) act on the Parties’ instructions relating to such Prosecution and Maintenance.

(iv)                             Costs.  Except as provided in Section 6.4(c)(v), the Parties shall [***].

(v)                                 [***].  In the event that one Party (for purposes of this Section, the “Filing Party”) wishes to file a patent application for a given Jointly Owned Invention and the other Party (for purposes of this Section, the “Non-Filing Party”) does not wish to file such patent application in any countries or in particular countries, the Non-Filing Party shall [***], [***], as may be reasonably necessary to [***] to the [***] in [***], in a [***], to [***],

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[***].  Likewise, if a Party (for purposes of this Section, the “Opting-Out Party”) wishes to discontinue the Prosecution and Maintenance of a patent application for a given Jointly Owned Invention in any countries or in particular countries, the other Party, [***] (for purposes of this Section, the “Continuing Party”), may continue such Prosecution and Maintenance.  In such event, the Opting-Out Party shall [***], [***], as may be reasonably necessary to [***] to the [***] in [***], in a [***], to [***], [***].  The Non-Filing Party or the Opting-Out Party (as applicable) shall be entitled to receive copies of all patent applications filed and all related Prosecution and Maintenance documents.  [***].

(d)                                 Limitations on Patent Prosecution.  Notwithstanding anything to the contrary in Section 5.1(b), and Section 5.2(b), and except as expressly provided in Section 6.4(b) and Section 6.4(c), without the prior written consent of the other Party:

(i)                                    neither Genentech nor Corvus shall file or prosecute any patent application covering the subject matter of a Jointly Owned Invention;

(ii)                                Genentech shall not file or prosecute any patent application covering the subject matter of a Corvus Owned Invention;

(iii)                            Corvus shall not file or prosecute any patent application covering the subject matter of a Genentech Owned Invention; and

(iv)                             neither Genentech nor Corvus shall (A) provide assistance to any Third Party for any patent application covering subject matter that such Party is restricted from filing or prosecuting under clauses (i)-(iii) of Section 6.4(d) or (B) use or disclose (or grant the right to another party to use or disclose) Study Data or the other Party’s solely owned Sample Data in the filing or prosecution of any patent application, unless such Study Data or Sample Data is, at the time of such filing or prosecution, no longer the Confidential Information of such other Party; [***].

6.5                               Patent Enforcement and Defense.  The rights and obligations of each Party with respect to the enforcement and defense of a given Patent for a Collaboration Invention (including settling related claims, suits or actions) shall be the same as the rights and obligations of such Party with respect to the Prosecution and Maintenance of such Patent under Section 6.4 mutatis mutandis.  In the event that a Party takes action to enforce or defend a given Patent for a Collaboration Invention, the other Party, [***], shall provide all reasonable assistance and cooperation, including, by way of example, being joined as a party to the action, providing any necessary powers of attorney and executing any other required documents or instruments for such purposes.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

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Article 7
Confidentiality

7.1                               Disclosure and Use of Confidential Information.

(a)                                 Rights and Obligations.  Except to the extent expressly authorized by this Agreement, each Party (for purposes of Article 7, the “Receiving Party”) in possession of the Confidential Information of the other Party (for purposes of Article 7, the “Disclosing Party”) agrees to: (i) hold in confidence and not disclose the Disclosing Party’s Confidential Information to any Third Party and (ii) only use (or permit the use of) the Disclosing Party’s Confidential Information in connection with activities contemplated by this Agreement (including exercising rights granted hereunder).  Except as otherwise expressly provided in this Agreement: (i) each Party has the right to use and disclose Confidential Information that is the Confidential Information solely of such Party for any purpose and (ii) each Party shall treat Confidential Information that is the Confidential Information jointly of Parties as it treats Confidential Information that is Confidential Information solely of the other Party.

(b)                                 Exceptions.  The obligations of the Receiving Party set forth in Section 7.1(a) shall not apply to the Disclosing Party’s Confidential Information to the extent that the Receiving Party establishes by written evidence that such Confidential Information:

(i)                                    was already known to the Receiving Party, other than under an obligation of confidentiality, at the time of its disclosure by the Disclosing Party;

(ii)                                was generally available to the public or otherwise part of the public domain at the time of its disclosure by the Disclosing Party;

(iii)                            became generally available to the public or otherwise part of the public domain, other than through any act or omission of the Receiving Party in breach of this Agreement, after its disclosure by the Disclosing Party;

(iv)                             was disclosed to the Receiving Party, other than under an obligation of confidentiality, by a another party who had no obligation to the Disclosing Party not to disclose such information to others;

(v)                                 was subsequently developed by or on behalf of the Receiving Party without use of the Disclosing Party’s Confidential Information; or

(vi)                             is no longer subject to the provisions of Section 7.1(a) by the prior written consent of the Disclosing Party.

7.2                               Authorized Disclosures.

(a)                                 Legal Compliance.  A Party may disclose the other Party’s Confidential Information or Joint Confidential Information, as the case may be, if such disclosure is required by law, rule or regulation (including to comply with the order of a court or governmental

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regulations , and any disclosure requirements of the Securities and Exchange Commission or the securities exchange or other stock market on which such Party’s securities are traded), but only to the extent such disclosure is reasonably necessary for such compliance; provided, however, except for disclosures otherwise permitted under Section 7.2, or as otherwise required or necessitated by law, such Party shall where practicable provide prompt notice of such disclosure requirement to the other Party and provide reasonable assistance to enable such other Party to seek a protective order or otherwise prevent such disclosure (in each case, to the extent it is legally permitted to do so).

(b)                                 Regulatory Authorities.  A Party may disclose the other Party’s Confidential Information or Joint Confidential Information, as the case may be, to Regulatory Authorities to the extent such disclosure is required to comply with applicable governmental regulations or is in connection with such Party’s filings, submissions and communications with Regulatory Authorities regarding such Party’s Compound.

(c)                                  Patent Prosecution.  The prosecution of patent applications for Collaboration Inventions, which are the sole or joint Confidential Information of a Party or the Parties, is governed by Section 6.4.

(d)                                 Publications and Presentations.  The publication and presentation of Study Data and Sample Data, including provisions regarding the Confidential Information of a Party contained in such a disclosure, is governed by Section 8.2.

(e)                                  Subcontractors.  A Party may disclose the other Party’s Confidential Information to subcontractors to the extent such disclosure is required to conduct the Study or to otherwise fulfill its obligations under this Agreement; provided, however, any such subcontractors must be contractually bound in writing by obligations no less stringent than those set forth in Section 7.1 and Section 7.3.  By way of example, but not limitation, Genentech may, subject to the foregoing, disclose Corvus’s Confidential Information and the Genentech Protocol to CROs, prospective and actual Participating Sites, IRBs, Investigators, the Data Review Committee and any advisory boards related to the Study.

(f)           Affiliates; Professional Advisors; Other Third Parties.  A Party may disclose the terms of this Agreement (or a summary thereof) or the other Party’s Confidential Information or Joint Confidential Information, as the case may be, on a confidential basis and to the extent reasonably necessary, to its Affiliates, board members, accountants, attorneys, auditors or other professional advisors; provided that any such board members, accountants, attorneys, auditors or other professional advisors are contractually bound in writing by obligations reasonably similar to those set forth in Section 7.1.  [***]  Notwithstanding the foregoing, [***], to a potential or actual licensee or corporate partner, provided that (i) such disclosure is [***]; (ii) such [***]; (iii) any such disclosure is not [***]; and (iv) Corvus provides written notice to Genentech prior to [***]

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7.3                               Continuing Obligation.  Article 7 shall survive the expiration or termination of this Agreement for a period of [***].

7.4                               Prior Agreements.  Corvus and Hoffman-La Roche Inc. (covering the Roche Group, including Genentech) are parties to that certain Non-Disclosure Agreement, effective [***] (for purposes of this Section, “CDA”).  As of the Effective Date (of this Agreement), all “Information” (as defined in the CDA) that the Parties (to this Agreement) exchanged under the CDA shall be deemed Confidential Information under this Agreement and shall no longer be governed by the CDA. Furthermore, nothing in this Agreement supersedes any obligations of confidentiality under the Phase I/Ib Agreement.

Article 8
Public Disclosures; Use of Names

8.1                               Clinical Trials Registries.  Genentech agrees that it is the “responsible party” as that term is used in Title VIII Section 801 of the Food Drug Administration Amendments Act 2007 (known as FDAAA 801) and, as such, agrees to timely post the required Study information on ClinicalTrials.gov, and on other clinical trials registries as required by Applicable Law.

8.2                               Publications and Presentations.  Genentech may publish or present the final results of the Study (in accordance with this Section 8.2), whether such results are positive or negative in any respect, such as with respect to the Combination or either Compound; provided that Genentech gives Corvus an opportunity to review and provide comments.  Authorship of publications or presentations of any Study Data or Sample Data shall be determined in accordance with appropriate scientific and academic standards and customs.  In the event that either Party (for purposes of this Section, the “Publishing Party”) wishes to publish or present any Study Data or Sample Data, the Publishing Party shall submit to the other Party (for purposes of this Section, the “Reviewing Party”) all materials related to the proposed publication or presentation (including posters, abstracts, manuscripts and written descriptions of oral presentations) at least [***] (or [***], in the case of abstracts) prior to the date of submission for publication or the date of presentation, whichever is earlier, of any of such submitted materials.  The Reviewing Party shall review such submitted materials and respond to the Publishing Party as soon as reasonably possible, but in any case within [***] (or [***], in the case of abstracts) of receipt thereof.  The Publishing Party will be permitted to publish or present such Study Data or Sample Data, but shall give reasonable consideration to any request by the Reviewing Party; provided, however, at the request of the Reviewing Party, the Publishing Party shall (i) delete from such proposed publication or presentation Confidential Information of the Reviewing Party (including Sample Data owned solely or jointly by the Reviewing Party), provided that the Publishing Party shall have no obligation to delete any Study Data; and/or (ii) if such proposed publication or presentation contains patentable subject matter owned solely or jointly by the Reviewing Party, delay such proposed publication or presentation, for [***], to

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permit the Reviewing Party to prepare and file a patent application.  The Publishing Party shall comply with all applicable requirements regarding disclosure of industry support (financial or otherwise) in connection with any publications and presentations.  For clarity, the provisions of this Section 8.2 only apply to publications or presentations of Study Data or Sample Data and do not apply to any other publications or presentations by a Party, including with respect to results from such Party’s development activities outside of the Study.

8.3                               Press Releases and Other Public Disclosures.

(a)                                 General.  For purposes of Section 8.3, a “Disclosure” means a press release or other public disclosure concerning this Agreement or the subject matter hereof, including the terms and conditions of this Agreement and the Genentech Protocol.  The provisions of Section 8.3 are in addition to the provisions of Article 7.

(b)                                 Review and Approval.  Each Party agrees that the other Party shall have no less than [***] (before the date of a proposed Disclosure) to review and provide comments regarding any proposed Disclosure (subject to Section 8.3(c)), unless a shorter review time is agreed to by both Parties.  Except for Disclosures covered by other provisions of Section 8.3, if a Party desires to make a Disclosure, it shall obtain the other Party’s prior written approval for the proposed Disclosure.  Disclosures include public communications that contain previously disclosed information; provided, however, neither Party shall be required to obtain the other Party’s approval to repeat any information regarding the terms of this Agreement that has already been publicly disclosed by such Party, or by the other Party, in accordance with Section 8.3, provided such information remains accurate at such time.

(c)          Disclosure Required by Law.  In the event that one Party reasonably concludes, based on the opinion of legal counsel, that a Disclosure is required by Applicable Law or the disclosure requirements of the securities exchanges or other stock markets on which such Party’s securities are traded (for purposes of Section 8.3, collectively, an “Exchange”), such Party shall provide the other Party with such advance notice of this Disclosure as it reasonably can, but shall not be required to obtain approval therefor. Each Party agrees that it shall obtain its own legal advice with regard to its compliance with Applicable Law and applicable Exchange requirements, and will not rely on any statements made by the other Party relating to such matters.

(d)                                 Filing of Agreement.  The Parties acknowledge that either or both Parties may be obligated under the disclosure requirements of an Exchange to file a copy of this Agreement with such Exchange.  Each Party shall be entitled to make such a required filing, provided that it uses commercially reasonable efforts to request confidential treatment of the commercial terms and sensitive technical terms of this Agreement, to the extent such confidential treatment is reasonably available to such Party.  The filing Party shall provide to the other Party a copy of this Agreement marked to show the provisions for which the filing Party intends to seek

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confidential treatment no less than [***] before the date of the proposed filing, for such other Party’s review and comment, [***].

8.4                               Use of Names.  Each Party agrees to identify the other Party and acknowledge its support in any press release and any publication or presentation of any Study Data or Sample Data (which shall be in accordance with other provisions of this Agreement, including Section 8.2).  Except as otherwise expressly provided in this Agreement, no right, express or implied, is granted by the Agreement to use in any manner the name of “Corvus,” “Genentech,” “Roche” or any other trade name or trademark of the other Party (of its Affiliates) in any public statement or for commercial, marketing or other promotional purpose, without the other Party’s prior written consent.

Article 9
Human Subjects

9.1                               Informed Consent.  Genentech shall obtain the informed written consent of all Subjects, in accordance with Applicable Law.  [***].  Genentech shall provide copies of such informed written consents upon Corvus’s request.  Genentech further represents and warrants that the Samples may be used as contemplated in this Agreement [***]

9.2                               IRB Approval.  Genentech shall obtain IRB review and approval of the Genentech Protocol and the informed consent form to be used in the Study in accordance with Applicable Law.

9.3                               Patient Privacy and Data Protection.  Each Party shall comply with Applicable Law relating to patient privacy and data protection.  Such compliance includes [***] for the purposes of [***]  Each Party agrees that [***]

Article 10
Subcontracting; Records

10.1                        Subcontracting.  In addition to the right to perform its obligations through its Affiliates (as set forth in Section 16.4), each Party shall have the right to delegate any portion of its obligations under this Agreement to a subcontractor, provided that such Party shall remain solely and fully liable for the performance of such subcontractors.  Each Party shall ensure that each of its subcontractors performs its obligations pursuant to the terms of this Agreement, including the Exhibits.  Each Party shall [***] to obtain and maintain copies of documents relating to the obligations performed by such subcontractors that are held by or under the control of such subcontractors and that are required to be provided to the other Party under this Agreement.

10.2                        Records.  In addition to providing Study Data to Corvus under Section 5.1(a), [***].  Genentech (or its designee) shall maintain such records for at least the period of time

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required by Applicable Law, but for no less than [***] following the completion or termination of the Study.

Article 11
Compliance With Laws

11.1                        Compliance With Laws and Policies.  Each Party shall perform activities under this Agreement in compliance with Applicable Law and in accordance with good business ethics and the ethics and other corporate policies applicable to such Party.  Specifically, each Party covenants that it, its directors, employees, officers, and anyone acting on its behalf, shall not, in connection with the performance of this Agreement, directly or indirectly, make, promise, authorize, ratify or offer to make, or take any act in furtherance of any payment or transfer of anything of value for the purpose of influencing, inducing or rewarding any act, omission or decision to secure an improper advantage; or improperly assisting it in obtaining or retaining business for it or the other Party, or in any way with the purpose or effect of public or commercial bribery.  Other provisions of the Agreement require compliance with specified areas of Applicable Law and such other provisions do not limit the scope of compliance required of the Parties under this Section.

11.2                        Debarment.  Genentech shall require each Project Participant to (a) represent and warrant or (b) represent and certify, in either case (as applicable), that neither such Project Participant nor anyone employed by such Project Participant has been debarred under 21 USC § 335a, disqualified under 21 CFR § 312.70 or § 812.119, sanctioned by a Federal Health Care Program (as defined in 42 USC § 1320a-7b(f)), including the federal Medicare or a state Medicaid program, or debarred, suspended, excluded or otherwise declared ineligible from any other similar regional, national, federal or state agency or program.  If a Project Participant receives notice of debarment, suspension, sanction, exclusion, ineligibility or disqualification under the foregoing-referenced statutes, Genentech shall promptly notify Corvus, and the Parties shall agree upon appropriate action to address the matter.

Article 12
Term; Termination

12.1                        Term.  This Agreement shall be effective as of the Effective Date.  Unless sooner terminated as provided in Article 12, this Agreement shall expire on the earlier of (i) ten (10) years from the Effective Date or (ii) the day after all of the following obligations are fulfilled (or are no longer applicable, e.g., because the Study terminated prior to completion) for the Study: (a) Genentech provides the Final Study Report to Corvus in accordance with Section 2.9(c) and (b) each Party provides to the other Party the Sample Data in accordance with Section 5.2(a).

12.2                        Termination for Material Breach.  Either Party may terminate this Agreement, by notice to the other Party, for any material breach of this Agreement by the other Party

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(including a breach of the representation and warranty under Section 13.1(c)), if such breach is not cured within [***] after the breaching Party receives notice of such breach from the non-breaching Party; provided, however, if such breach is not capable of being cured within such [***] period, the cure period shall be extended for such amount of time that the Parties agree to in writing is reasonably necessary to cure such breach, so long as the breaching Party is using diligent efforts to do so.

12.3        Termination for Study-Related Reasons.

(a)           General.  Either Party may, subject to Section 12.3(b), upon thirty (30) days’ notice to the other Party terminate the Study, if:

(i)            based on a review of Study Data or other Study-related information, such Party determines that the Study may unreasonably affect Subject safety;

(ii)           any Regulatory Authority withdraws the authorization and/or approval to conduct the Study; or

(iii)         any Regulatory Authority takes any action, or raises any objection, that prevents such Party from supplying its Compound for purposes of the Study.

(b)           Limitations.  Prior to terminating the Study under Section 12.3, the Joint Development Committee shall meet and seek to resolve the situation (other than by termination) to the reasonable satisfaction of the terminating Party.  In addition, clauses (ii) and (iii) of Section 12.3(a) will only apply to suspending the Study at Participating Sites under the jurisdiction of the applicable Regulatory Authority or IRB, and will not be cause for terminating the Study, unless such or similar actions are taken by the FDA, EMA or substantially all applicable Regulatory Authorities or IRBs (in which cases, the Study may be terminated).

12.4        Termination for Discontinued Development.  Either Party may terminate this Agreement, upon [***] notice to the other Party, if such Party determines, in its sole discretion, to discontinue development of its Compound for indications contemplated by this Agreement (i.e., locally advanced unresectable or metastatic non-small cell lung cancer), for medical, scientific, business or legal reasons; provided, however, if Corvus is the terminating Party under this Section 12.4, it shall use commercially reasonable efforts to fulfill its supply obligations, to the extent supply of Corvus Compound is available, under Section 4.2 after such termination.

12.5        Termination for Corvus’s Failure of GMP Audit.  If, following the GMP Audit under Section 4.4(a), Genentech elects to terminate the entire Agreement, Genentech may do so upon [***] written notice to Corvus of such election and the Parties’ rights and obligations with respect to the Study shall terminate.

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12.6        Effects of Termination or Expiration.

(a)           Study Wind-Down.  Following termination of this Agreement, the Parties shall cooperate to ensure the orderly wind-down of applicable Study activities, taking into consideration the safety and welfare of the Subjects.

(b)           Accrued Rights and Obligations.  Except as otherwise expressly provided in this Agreement, termination of this Agreement, or of the Study, shall not affect the rights and obligations of the Parties that accrued prior to the effective date of such termination.  Any right that a Party has to terminate this Agreement, and any rights that such Party has under Article 12, shall be in addition to and not in lieu of all other rights or remedies that such Party may have at law or in equity or otherwise.

(c)           Withdrawal of Letter of Cross-Reference.  Following termination (but not expiration) of this Agreement under Article 12, any and all rights granted by Corvus to Genentech under Section 2.7(c) (Letter of Cross-Reference) shall terminate and Corvus may withdraw any Letter of Cross-Reference by sending a written notice to Genentech, such withdrawal to be effective immediately upon receipt.

(d)           Final Reconciliation.  In the event the Agreement terminates prior to Study Completion, if Corvus has made an overpayment to Genentech due to early termination of the Study, Genentech shall promptly reimburse such amount that Corvus has overpaid to Genentech.  Subject to Section 2.11(b), if Corvus has made an underpayment to Genentech of its pro-rata share of the Final Budget as of the effective date of termination of this Agreement, Corvus shall promptly reimburse such amount that Corvus has underpaid to Genentech.

(e)           Survival.  Except as otherwise expressly provided in this Agreement, the following shall survive this Agreement’s expiration or termination for any reason:  Article 1 (Definitions), Section 2.7 (Regulatory Matters)(except Section 2.7(c) in the event of termination), Section 2.9(a) (Documentation), Section 4.2(b) (Continued Access)(subject to Applicable Law), Section 4.2(d) (Remaining Compound), Section 4.2(e) (Use of Compound), Article 5 (Study Data; Sample Analyses and Sample Data), Article 6 (Collaboration Inventions and Licenses), Article 7 (Confidentiality), Article 8 (Public Disclosures; Use of Names), Section 9.3 (Patient Privacy and Data Protection), Section 10.2 (Records), Section 12.6 (Effects of Termination), Article 13 (Representations and Warranties) and any representations and warranties in other Sections of the Agreement, Article 14 (Indemnification; Subject Injury Claims; Limitation on Liability; Insurance), Article 15 (Dispute Resolution) and Article 16 (Miscellaneous).  To the extent applicable to a Section or Article that survives the expiration or termination of this Agreement, any other Sections and Articles that are (directly or indirectly) referenced in, or refer to, such surviving Section or Article shall survive.

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Article 13
Representations and Warranties

13.1        Mutual Representations and Warranties.  Each Party represents and warrants to the other Party the following:

(a)           Such Party has the full right, power and authority, and has obtained all approvals, permits or consents necessary, to enter into this Agreement, to perform all of its obligations hereunder.

(b)           Subject to Section 2.6, such Party has not prior to the Effective Date entered into, and shall not following the Effective Date enter into, any agreement that conflicts with this Agreement or such Party’s obligations hereunder.

(c)           Neither such Party nor anyone employed by it has been debarred under 21 USC § 335a, disqualified under 21 USC § 312.70 or § 812.119, sanctioned by a Federal Health Care Program (as defined in 42 USC § 1320a-7b(f)), including the federal Medicare or a state Medicaid program, or debarred, suspended, excluded or otherwise declared ineligible from any other similar regional, national, federal or state agency or program.

13.2        Disclaimers.  NEITHER GENENTECH NOR CORVUS REPRESENTS OR WARRANTS THAT THE STUDY WILL BE SUCCESSFUL OR LEAD TO ANY PARTICULAR RESULT.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, (A) NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO ITS RESPECTIVE COMPOUND, MATERIALS OR INFORMATION SUPPLIED BY IT TO THE OTHER PARTY HEREUNDER AND (B) EACH PARTY EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

Article 14
Indemnification; Subject Injury Claims; Limitation on Liability; Insurance

14.1        Indemnification.

(a)           Definitions.  The definitions in this Section are for purposes of Article 14 (and as referenced in Article 1):

(i)            “Claims” means claims, suits, actions, demands or other proceedings commenced or threatened against a Party by a Third Party arising out of this Agreement or the Study, including Subject Injury Claims.

(ii)           “Indemnitee” means, as applicable, a Corvus Indemnitee (as defined in Section 14.1(b)(i)) or a Genentech Indemnitee (as defined in Section 14.1(c)(i)).

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(iii)         “Losses” means any and all liabilities, damages, settlements, penalties, fines, costs or expenses (including, reasonable attorneys’ fees and other expenses of litigation and reasonable costs of treatment of any adverse reaction or other physical injury).

(iv)          “Subject Injury Claim” means any request for compensation by a Project Participant or Subject for reasonable costs of treatment of any (A) adverse reaction by a Subject to a Compound or the Combination or (B) other physical injury to a Subject (i.e., other than such an adverse reaction), in all cases, as a result of participating in the Study.

(b)           Indemnification by Genentech.

(i)            Indemnification Scope.  Genentech hereby agrees to indemnify, defend (if requested by Corvus) and hold harmless each of Corvus, its Affiliates and its and their officers, directors, employees, subcontractors and agents (for purposes of Section 14.1, each, a “Corvus Indemnitee”) from and against Losses incurred by such Corvus Indemnitee in connection with Claims made against such Corvus Indemnitee, to the extent such Losses arise out of (A) the negligence or willful misconduct of any Genentech Indemnitee; (B) a breach by Genentech of any of its representations, warranties, covenants or obligations under this Agreement or any Ancillary Agreement; (C) a breach by any Genentech Indemnitee of any Applicable Law pertaining to activities it performs under this Agreement or a subcontract under this Agreement; or (D) Genentech’s use of Study Data or Sample Data.  Genentech’s obligations under this Section 14.1(b)(i) shall not apply to the extent such Losses (A) arise out of the scope of Corvus’s indemnification obligations under Section 14.1(c)(i) or (B) are reimbursed by Genentech to Corvus for a Subject Injury Claim under Section 14.2.

(ii)           Procedures.  Subject to Section 14.2, Corvus shall (A) notify Genentech of any Claim for which it seeks to exercise its rights under Section 14.1(b)(i) as soon as reasonably possible after it receives notice of such Claim, (B) permit Genentech to assume the sole control of the defense thereof, including the right to investigate, prepare for, settle or conclude such defense.  In the event that Corvus requests that Genentech assume such control, Corvus shall (A) cooperate and assist as reasonably requested (at the expense of Genentech) in the defense of such Claim, including investigation and preparation for such defense and (B) not settle such Claim without the express, prior written consent of Genentech.  Genentech’s obligations under Section 14.1(b)(i) shall not apply to amounts paid in settlement of any Claims if such settlement is effected without Genentech’s consent, not to be unreasonably withheld.

(c)           Indemnification by Corvus.

(i)            Indemnification Scope.  Corvus hereby agrees to indemnify, defend (if requested by Genentech) and hold harmless each of Genentech, its Affiliates and its and their officers, directors, employees, subcontractors and agents (for purposes of Section 14.1, each, a “Genentech Indemnitee”) from and against Losses incurred by such Genentech Indemnitee in connection with Claims made against such Genentech Indemnitee, to

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the extent such Losses arise out of (A) the negligence or willful misconduct of any Corvus Indemnitee; (B) a breach by Corvus of any of its representations, warranties, covenants or obligations under this Agreement or any Ancillary Agreement; (C) a breach by any Corvus Indemnitee of any Applicable Law pertaining to activities it performs under this Agreement or a subcontract under this Agreement; or (D) Corvus’s use of Study Data or Sample Data.  Corvus’s obligations under this Section 14.1(c)(i) shall not apply to the extent such Losses (A) arise out of the scope of Genentech’s indemnification obligations under Section 14.1(b)(i) or (B) are reimbursed by Corvus to Genentech for a Subject Injury Claim under Section 14.2.

(ii)           Procedures.  Subject to Section 14.2, Genentech shall notify Corvus of any Claim for which it seeks to exercise its rights under Section 14.1(c)(i) as soon as reasonably possible after it receives notice of such Claim.  If requested by Genentech, Corvus shall assume control of the defense thereof, with counsel mutually satisfactory to the Parties, including the right to investigate, prepare for, settle or conclude such defense.  In the event that Genentech requests that Corvus assume such control, Genentech shall (A) cooperate and assist as reasonably requested (at the expense of Corvus) in the defense of such Claim, including investigation and preparation for such defense and (B) not settle such Claim without the express, prior written consent of Corvus.  Corvus’s obligations under Section 14.1(c)(i) shall not apply to amounts paid in settlement of any Claims if such settlement is effected without Corvus’s consent, not to be unreasonably withheld.

(d)           Limitations.  The failure of an Indemnitee to deliver notice to the other Party (for purposes of this Section, the “Indemnitor”) within a reasonable time after the commencement of any Claim for which such Indemnitee seeks to exercise its rights under Section 14.1, to the extent prejudicial to the Indemnitor’s ability to defend such Claim, shall relieve the Indemnitor of its obligation to the Indemnitees under Section 14.1.  The Parties agree that only Corvus or Genentech may seek to exercise the rights under Section 14.1 (on its own behalf or on behalf of its Indemnitees), and other Indemnitees may not directly seek to exercise such rights.

14.2        Subject Injury Claims.

(a)           General.  Notwithstanding anything to the contrary in Section 14.1, the Parties agree that all Subject Injury Claims shall be handled in accordance with Section 14.2, regardless of which Party receives notice of a Subject Injury Claim or if such Party has the right to indemnification for such Subject Injury Claim.  For clarity, nothing in Section 14.2 precludes a Party from exercising its right to indemnification under Section 14.1, if applicable.  [***].

(b)           Procedures.  Each Party shall notify the other Party as soon as reasonably possible after it receives notice of a Subject Injury Claim.  Corvus shall permit Genentech to [***], and Corvus [***] shall [***] to resolve such Subject Injury Claim in a timely manner.

(c)           Allocation of Compensation.  Corvus shall reimburse Genentech for compensation paid by Genentech for a Subject Injury Claim as follows: [***].  Corvus’s

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obligation under this Section 14.2 to reimburse Genentech for amounts paid to resolve a given Subject Injury Claim shall [***].  In resolving a Subject Injury Claim, Genentech shall not admit fault on behalf of Corvus or impose injunctive relief on Corvus.

14.3        Limitation on Liability.  IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY CONSEQUENTIAL, INDIRECT, INCIDENTAL, PUNITIVE OR EXEMPLARY DAMAGES, HOWEVER CAUSED; PROVIDED HOWEVER, NOTHING IN THIS SECTION 14.3 IS INTENDED TO LIMIT THE RIGHTS OR OBLIGATIONS OF EITHER PARTY UNDER SECTION 14.1(INDEMNIFICATION), SECTION 14.2 (SUBJECT INJURY CLAIMS) OR FOR DAMAGES ARISING OUT OF A BREACH OF ARTICLE 7 (CONFIDENTIALITY).

14.4        Insurance.

(a)           General.  Each Party shall maintain, at its own expense, insurance to cover such Party’s obligations under this Agreement; provided, however, Genentech has the right, in its sole discretion, to self-insure, in part or in whole, for any such coverage.  Each Party shall, at a minimum, maintain the insurance coverage specified in Section 14.4, in accordance with the following provisions.  The limits of any required insurance coverage shall not limit the Parties’ liability under the indemnification provisions of this Agreement.

(i)            The insurance policies may be under a claims-made form and each Party shall maintain the insurance coverage for a minimum of [***] for products liability insurance and [***] for clinical trial liability insurance, in all cases, after the last Subject receives treatment in connection with the Study, including any treatment received after Study Completion, but not for less than the statute of limitations in the state or location where the Study is being conducted.

(ii)           Insurance coverage shall be maintained with an insurance company or companies having an A.M. Best’s rating (or its equivalent) of A-VII or better.  Upon written request, each Party shall provide to the other Party certificates of insurance evidencing the insurance coverage required under Section 14.4.  Each Party shall provide to the other Party notice of any cancellation or non-renewal in any of the required insurance coverages promptly after such Party learns of such event.

(b)           Each Party’s Coverage.  Each Party shall maintain (i) commercial general liability (including contractual liability) insurance covering bodily injury and property damage arising out of such Party’s obligations under this Agreement, for limits no less than [***] per occurrence and [***] in the aggregate; (ii) product liability insurance relating to the Compound provided by such Party under this Agreement, for limits no less [***] per occurrence; and (iii) if applicable, automobile liability insurance, for limits of not less than [***] each accident, and the policy definition of automobile shall include hired autos and non-owned autos.

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(c)           Genentech’s Coverage.  In addition to the coverages under Section 14.4(b), Genentech shall maintain clinical trial liability insurance for limits of no less than [***] per occurrence.  Prior to enrolling any Subjects, Genentech shall ensure that the insurance policies required by this Section cover injuries that may arise in connection with the Study.

Article 15
Dispute Resolution

15.1        Internal Resolution.   Except as otherwise expressly provided in this Agreement, any disputes shall be first referred to [***] and [***] for resolution, prior to proceeding under the other provisions of Article 15.  A dispute shall be referred to such executives upon one Party providing the other Party with notice that such dispute exists, and such executives (or their designees) shall attempt to resolve such dispute through good faith discussions.  In the event that such dispute is not resolved within [***] of such other Party’s receipt of such notice, [***]; and (d) either Party may initiate dispute resolution under Section 15.2 with respect to any other unresolved disputes, including [***], publications strategy and patent prosecution.

15.2        Arbitration.

(a)           General.  Except as otherwise expressly provided in this Agreement, the Parties agree that any dispute not resolved internally by the Parties pursuant to Section 15.1 shall be resolved through binding arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules (for purposes of Article 15, the “Rules”), except as modified in this Agreement, applying the substantive law specified in Section 16.3.

(b)           Arbitrators.  Each Party shall select one (1) arbitrator, and the two (2) arbitrators so selected shall choose a third arbitrator.  All three (3) arbitrators shall serve as neutrals and have at least ten (10) years of (i) dispute resolution experience (which may include judicial experience) or (ii) legal or business experience in the biotechnology or pharmaceutical industry.  In any event, at least one (1) arbitrator shall satisfy the foregoing experience requirement under clause (ii).  If a Party fails to nominate its arbitrator, or if the Parties’ arbitrators cannot agree on the third arbitrator, the necessary appointments shall be made in accordance with the Rules.  The arbitration proceeding shall be conducted in [***].

15.3        Subject Matter Exclusions.  Notwithstanding the provisions of Section 15.2, any dispute not resolved internally by the Parties pursuant to Section 15.1 that involves the validity, infringement or enforceability of any Patent that may arise under this Agreement and/or be included in a license granted in this Agreement (a) that is issued in the United States shall be subject to actions before the United States Patent and Trademark Office and/or submitted exclusively to the federal court located in the jurisdiction of the district where any of the defendants reside and (b) that is issued in any other country (or region) shall be brought before

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an appropriate regulatory or administrative body or court in that country (or region), and in all cases, the Parties hereby consent to the jurisdiction and venue of such courts and bodies.

15.4        Continued Performance.  Provided that this Agreement has not terminated, the Parties agree to continue performing under this Agreement in accordance with its provisions, pending the final resolution of any Dispute.

Article 16
Miscellaneous

16.1        Prior Agreement.  For clarity, nothing in this Agreement supersedes Section 2.11 (Additional Studies) and Section 2.12 (Right of First Negotiation) under the Phase I/Ib Agreement.

16.2        Notices.  Except as otherwise expressly provided in this Agreement, any notice required under this Agreement shall be in writing, shall specifically refer to this Agreement and shall be sent in accordance with the provisions of this Section 16.2.  Notices shall be sent via one of the following means and will be effective (a) on the date of delivery, if delivered in person; (b) on the date of receipt, if sent by a facsimile (including a PDF image delivered via email); or (c) on the date of receipt, if sent by private express courier or by first class certified mail, return receipt requested (or its equivalent).  Any notice sent via facsimile shall be followed by a copy of such notice by private express courier or by first class mail.  Notices shall be sent to the other Party at the addresses set forth below.  Either Party may change its addresses for purposes of this Section 16.1 by sending written notice to the other Party.

If to Corvus:

Corvus Pharmaceuticals, Inc.

863 Mitten Road

Suite 102

Burlingame, CA 94010

Attn:  Richard Miller, M.D.

Telephone: (650) 900-4520

Facsimile:  N/A

with a required copy to:

Latham & Watkins

140 Scott Drive

Menlo Park, CA 94025

Attn: Alan C. Mendelson, Esq.

Telephone:  (650) 328-4600

Facsimile:  (650) 463-3000

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If to Genentech:

Genentech, Inc.

1 DNA Way

South San Francisco, CA 94080

Attn:  Corporate Secretary

Telephone:  (650) 225-1000

Facsimile:  (650) 467-9146

with a required copy to:

F Hoffmann-La Roche Ltd

Grenzacherstrasse 124

CH-4070 Basel

Switzerland

Attn:  Head of Oncology, Business Development, Roche Partnering

Telephone:  +41 61 688 06 29

16.3        Governing Law.  This Agreement shall be governed by and construed under the laws of the State of Delaware, without regard to conflict of laws principles.  The Parties hereby exclude from this Agreement the application of the United Nations Convention on Contracts for the International Sale of Goods.

16.4        Actions of Affiliates.  Each Party may exercise its rights or perform its obligations under this Agreement personally or through one or more Affiliates, provided that such Party shall nonetheless be primarily liable for the performance of its Affiliates and for any failure by its Affiliates to comply with the restrictions, limitations and obligations set forth in this Agreement.

16.5        Assignment.

(a)           General.  Except as otherwise expressly provided in this Agreement, neither Party may assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other Party, such consent not to be unreasonably withheld.  Subject to the other provisions of Section 16.5, either Party may assign this Agreement, in its entirety, to (i) an Affiliate; (ii) an acquirer of all its capital stock (by reverse triangular merger or otherwise) or all or substantially all its assets; [***] (any of the foregoing, a “Change of Control”), provided that in the event of any Change of Control, the party to which this Agreement is assigned expressly agrees in writing to assume and be bound by the obligations of the assigning Party under this Agreement.  A copy of such writing shall be provided to the non-assigning Party within [***] of the assignment.  Subject to the foregoing and other applicable provisions of Section 16.5, this Agreement will inure to the benefit of and bind

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the Parties’ successors and assigns.  Any assignment or delegation in contravention of any such applicable provisions shall be null and void.  Notwithstanding any other provision of Section 16.5, this Agreement may only be assigned together with the Ancillary Agreements.

(b)           Assignment by Corvus; Acquisitions.  In the case of a Change of Control of Corvus, Corvus shall notify Genentech promptly upon completing such Change of Control if the acquiring party [***] or is (ii) [***] (directly or indirectly) or the like.  Corvus, including its acquiring party, shall [***] and (ii) [***]  The foregoing obligations shall also apply if Corvus or a Corvus Affiliate [***].

(c)           Assignment by Genentech; Acquisitions.  In the case of a Change of Control of Genentech, Genentech shall notify Corvus promptly upon completing such Change of Control if the acquiring party [***] or is (ii) [***] (directly or indirectly) or the like.  Genentech, including its acquiring party, shall [***].  The foregoing obligations shall also apply if Genentech or a Genentech Affiliate [***].

16.6        Force Majeure.  Neither Party shall be deemed to have breached this Agreement for failure to perform its obligations under this Agreement to the extent such failure results from causes beyond the reasonable control of the affected Party, such causes including acts of God, earthquakes, fires, floods, embargoes, wars, acts of terrorism, insurrections, riots, civil commotions, omissions or delays in action by any governmental authority, acts of a government or agency thereof and judicial orders or decrees.  If a force majeure event occurs, the Party unable to perform shall promptly notify the other Party of the occurrence of such event, and the Parties shall meet (in person or telephonically) promptly thereafter to discuss the circumstances relating thereto.  The Party unable to perform shall (a) provide reasonable status updates to the other Party from time to time; (b) use commercially reasonable efforts to mitigate any adverse consequences arising out of its failure to perform; and (c) resume performance as promptly as possible.

16.7        Relationship of the Parties.  The Parties to this Agreement are independent contractors, and nothing contained in this Agreement shall be deemed or construed to create a partnership, joint venture, employment, franchise, agency or fiduciary relationship between the Parties.

16.8        Amendment; Waiver.  Except as otherwise expressly provided in this Agreement, no amendment to this Agreement shall be effective unless made in writing and executed by an authorized representative of each Party.  A Party’s failure to exercise, or delay in exercising, any right, power, privilege or remedy under this Agreement shall not (a) operate as a waiver thereof or (b) operate as a waiver of any other right, power, privilege or remedy.  A waiver will be effective only upon the written consent of the Party granting such waiver.

16.9        Construction; Captions.  Each Party acknowledges that it participated in the negotiation and preparation of this Agreement and that it had the opportunity to consult with an

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attorney of its choice in connection therewith.  Ambiguities, if any, in this Agreement shall not be construed against either Party, irrespective of which Party may be deemed to have drafted the Agreement or authorized the ambiguous provision.  Capitalized terms defined in the singular shall include the plural and vice versa.  The terms “includes” and “including” mean “includes, without limitation,” and “including, without limitation,” respectively.  Titles, headings and other captions are for convenience only and shall not affect the meaning or interpretation of this Agreement.

16.10                 Severability.  If any of the provisions of this Agreement are held to be illegal, invalid or unenforceable, such illegal, invalid or unenforceable provisions shall be replaced by legal, valid and enforceable provisions that will achieve to the maximum extent possible the intent of the Parties, and the other provisions of this Agreement shall remain in full force and effect.

16.11                 Entire Agreement.  This Agreement, together with the Ancillary Agreements, and the exhibits hereto contain the entire understanding between the Parties with respect to the subject matter hereof and thereof and supersede and terminate all prior agreements, understandings and arrangements between the Parties with respect to such subject matter, whether written or oral.

16.12                 Counterparts; Facsimiles.  This Agreement may be executed in two (2) or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.  A facsimile (including a PDF image delivered via email) of this Agreement, including the signature pages hereto, will be deemed to be an original.  Notwithstanding the foregoing, the Parties shall deliver original execution copies of this Agreement to one another as soon as practicable following execution thereof.

[Signature page follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized representatives as set forth below.

CORVUS PHARMACEUTICALS, INC.		GENENTECH, INC.

Signed:	/s/ Richard A. Miller	Signed:	/s/ Eric Hoefer
Name:	Richard A. Miller	Name:	Eric Hoefer
Title:	CEO	Title:	LifeCycle Leader

Signature page to Master Phase Ib/II Combination Study Agreement

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EXHIBIT A

SAMPLE ANALYSES PLAN

[***]

Corvus/Genentech may elect to perform additional assays retrospectively by mutual agreement.

•                  [***]

•                  To the extent not expressly provided herein, the Parties agree to share such Data and other information as necessary for Regulatory Submission ([***]).

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EXHIBIT B

COMPOUND SUPPLY PLAN

CPI-444 SUPPLY PLAN

[***]

[***] for the supply of CPI-444 [***] for the Study.  The supply chain teams from Corvus and Genentech will meet regularly to review demand and supply requirements and adjust the delivery schedule to ensure continuous supply for the Study.  [***]

The delivery dates below are based on the current expectation that [***]

Estimated Delivery Date	Estimated Quantity of labeled product
[***]	[***]
Total	[***]

Other working assumptions

Supply plan accounts for [***]

[***]

Study enrolls [***]

Updated supply plan would be provided [***]

Product Information

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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EXHIBIT C

BUDGET

[***]

Costs	Estimate [***]	Key assumptions
[***]	[***]	[***]

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